UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: November 18, 2009

Date of Earliest Event Reported: November 17, 2009

BOISE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 200

Boise, ID 83702-5388

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (208) 384-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On November 17, 2009, Boise Inc. (the “Company”) issued a press release announcing that the previously announced secondary offering of 17,000,000 shares of its common stock was priced at $4.85 per share. Pursuant to the offering, all of the shares will be sold by the selling stockholders, Boise Cascade Holdings, L.L.C. and trusts affiliated with Jason Weiss, one of the Company’s directors (collectively, the “Selling Stockholders”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

The information furnished pursuant to this item (including Exhibit 99.1 hereto) shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered “filed” or incorporated by reference therein.

Section 8 – Other Events

Item 8.01.	Other Events.

On November 17, 2009, the Company entered into an underwriting agreement with the Selling Stockholders and Goldman, Sachs & Co., as representative of the several underwriters named therein (the “Underwriting Agreement”), in connection with the public offering and sale by the Selling Stockholders of 17,000,000 shares of common stock of the Company at a price of $4.85 per share. Pursuant to the terms of the underwriting agreement, Boise Cascade Holdings, L.L.C. also granted the underwriters a 30-day option to purchase up to an additional 2,550,000 shares of the common stock of the Company. The Company will not receive any of the proceeds from the sale of the shares. The shares are being offered and sold under a prospectus supplement and related prospectuses filed with the Securities and Exchange Commission pursuant to the Company’s registration statements on Form S-3 (Nos. 333-155595 and 333-157881) (the “Registration Statements”), which were filed on November 21, 2008 and March 12, 2009, respectively. The closing of the offering is expected to occur on November 23, 2009, subject to the satisfaction of customary closing conditions.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of November 17, 2009, by and among Boise Inc., Boise Cascade Holdings, L.L.C., the Jason G. Weiss Revocable Trust, and the Murray Sprung Trustee Weiss Family Trust U/A DTD 8/7/2000, and Goldman, Sachs & Co., as representative of the several underwriters named therein.

99.1	Press Release dated November 17, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2009

BOISE INC.

By:	/s/ Karen E. Gowland
Karen E. Gowland Vice President, General Counsel and Corporate Secretary

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